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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)        November 13, 2002
                                                   -----------------------------

                             VendingData Corporation
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

           000-25855                                     91-1696010
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   (Commission File Number)                   (IRS Employee Identification No.)

6830 South Spencer Street, Las Vegas, Nevada                   89119
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code     (702) 733-7195
                                                     ---------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On November 13, 2002, the Board of Directors (the "Board") of VendingData Corporation (the "Company") approved an amendment of the Company's Bylaws that provides that annual meetings of the stockholders shall be held on a date and at a time designated by the Board of Directors.

         On January 3, 2003, the decrease in the authorized capital stock of VendingData Corporation (the "Company") became effective, as the Company filed with the Nevada Secretary of State a Certificate of Change in Number of Authorized Shares of VendingData Corporation. The Company's authorized capital stock was decreased from 80,000,000 shares of common stock, $.001 par value, and 10,000,000 shares of blank check-preferred stock, par value $.001, to 16,000,000 shares of common stock, $.001 par value, and 10,000,000 shares of blank-check preferred stock, $.001 par value. This decrease in the Company's authorized shares of common stock was in connection with the Company's corresponding 1-for-5 reverse split of the issued and outstanding shares of the Company's common stock. Effective January 3, 2003, the Company's stockholders own one share of common stock for every five shares of common stock owned on January 2, 2003. As soon as practicable, the Company plans to provide to its stockholders of record written instructions describing the procedure for the exchange of currently issued stock certificates for new stock certificates reflecting the number of shares owned after the January 3, 2003, 1-for-5 reverse split of the Company's common stock.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Prop Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  10.01    Amended and Restated Bylaws of VendingData
                           Corporation

                  10.02 Certificate of Change in Number of Authorized Shares of VendingData Corporation


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VENDINGDATA CORPORATION
                                      (Registrant)



Date:  January 7, 2003               By:   /s/ Stacie L. Brown
                                         ---------------------------------------
                                         Stacie L. Brown, Attorney-in-Fact for
                                         Steven J. Blad, President and Chief
                                         Executive Officer

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                                  EXHIBIT INDEX


Exhibit                                                                   Page
Number                         Description                               Number
------                         -----------                               ------

 10.01     Amended and Restated Bylaws of VendingData Corporation           5

 10.02     Certificate of Change in Number of Authorized Shares of
           VendingData Corporation                                         18




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